59719 2/00
Prospectus Supplement
dated February 7, 2000 to:
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Putnam High Yield Trust II (the "fund")
to Prospectus dated December 30, 1999

The second paragraph under the heading "Who manages the fund?" is replaced with the following:

The following officer and the Credit Team of Putnam Management have primary responsibility for the day-to-day management of the fund's portfolio. Ms. Leichter's length of service to the fund and her experience as a portfolio manager or investment analyst over at least the last five years are shown.

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Manager                   Since      Experience
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Jennifer E. Leichter      1998       1987 - Present       Putnam Management
Managing Director
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